Exhibit 99.2
FOURTH QUARTER 2025 March 11, 2025

2 FORWARD-LOOKING STATEMENTS Please note that in this presentation we may use words such as “appears,” “anticipates,” “believes,” “plans,” “expects,” “intends,” “future,” and similar expressions which constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are made based on our expectations and beliefs concerning future events impacting the Company and therefore involve a number of risks and uncertainties. We caution that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements. Potential risks and uncertainties that could cause the actual results of operations or financial condition of the Company to differ materially from those expressed or implied by forward-looking statements in this presentation, include, but are not limited to those risks and uncertainties more fully described from time to time in the Company's public reports filed with the Securities and Exchange Commission, including under the section titled “Risk Factors” in the Company's Annual Report on Form 10-K, and/or Quarterly Reports on Form 10-Q, as well as in the Company’s Current Reports on Form 8-K. All forward-looking statements included in this presentation are based upon information available to the Company as of the date of this presentation and speak only as of the date hereof. We assume no obligation to update any forward-looking statements to reflect events or circumstances after the date of this presentation. 2

TODAY’S PRESENTERS 3 WARREN KANDERS CEO and Chairman of the Board BRAD WILLIAMS President BLAINE BROWERS Chief Financial Officer

4 AGENDA • Q4 and FY Highlights • Business Overview • M&A Execution • Financial Summary • Full Year Outlook • Conclusion and Q&A

5 CONTINUED EXECUTION IN Q4 AND YTD Pricing Growth: Exceeded target Q4 Mix: Favorable mix driven by higher duty gear volumes and lower Distribution volume Orders Backlog: Q4 backlog increased $61M y/y primarily due to Carr’s acquisition and Blast Sensor contract M&A Execution: Completed acquisition of TYR Tactical in February 2026 Healthy M&A Funnel: Continuing to actively evaluate pipeline of opportunities Returned Capital to Shareholders: Declared 17th consecutive quarterly dividend; increased dividend $0.02 on an annualized basis Commentary: Cadre continues to deliver on strategic objectives and capitalize on favorable market trends driving strong demand for mission-critical safety equipment

6 LONG-TERM INDUSTRY TAILWINDS SUPPORTING SUSTAINABLE GROWTH OPPORTUNITY Commercial nuclear energy renaissance Ongoing and expanding national defense initiatives Environmental management to address nuclear clean up Catalysts drive steady, recurring demand Resilient and growing spend worldwide Rising safety threats globally Public Safety Tailwinds Nuclear Safety Tailwinds

7 LATEST MARKET TRENDS: CORE L.E. Current administration has demonstrated commitment to prioritizing public safety with significant investments in federal agencies Environments within conflict zones have not changed at this point to allow for unexploded ordnance cleanup While overall consumer demand for handguns is down, Cadre has benefited from strong brand and new products, driving market share gains and growth in this channel Successful new product launches over the past 24 months continue to provide customers with new options in the market North American Law Enforcement Geopolitical Landscape Consumer New Products/ Innovation

8 LATEST MARKET TRENDS: NUCLEAR Suspension of plutonium downblending program represents near-term headwind, but billions still committed annually to support mission-critical/mandated initiatives Geopolitical uncertainties driving weapons modernization and production “Follow the fuel” strategy continues to generate significant opportunities tied to new nuclear economy Activity across nuclear sector remains robust driven by expanded government and commercial programs Environmental Management National Defense Commercial Nuclear

9 • Including TYR Tactical, completed six acquisitions in line with disciplined and patient approach • Highly selective key criteria consistently met, focused on strong margins, leading and defensible market positions, recurring revenues and cash flows • Actively evaluating robust funnel of opportunities in both nuclear and public safety markets M&A MOMENTUM

10 DISCIPLINED M&A STRATEGY Business Financial Market Leading market position Cost structure where material > labor High cost of substitution Leading and defensible technology Mission-critical to customer Strong brand recognition Recurring revenue profile Asset-light Attractive ROIC Niche market No large-cap competition Resiliency through market cycles Enter new markets / geographies Diversify and/or enhance category leadership Increase customer wallet share

11 ACQUISITION OVERVIEW World-class engineering capabilities and global reach that will enable Cadre to unlock new growth opportunities in high-value end markets Highlights & Strategic Rationale • A leading manufacturer of mission-critical personal protective equipment and tactical gear for military and law enforcement globally • Agreement for total consideration of $175M, including $150M of cash and $25M of CDRE stock • Headquartered in Peoria, Arizona with additional facilities in El Paso, Texas; Ontario, Canada; and Aarhus, Denmark • Provides significant entry into new markets, particularly European military and defense • $93M of revenue in FY2024; immediately accretive to earnings and adj. EBITDA margins First 100 days functional integration activities Cadre and TYR teams in initial stages of site visits Kicked off projects to evaluate product opportunities to use TYR capabilities within two Cadre businesses Integration Update Provides Cadre with highly unique manufacturing capability necessary to engineer next-gen advanced materials

REVENUE BY CUSTOMER CATEGORY

Minimal customer overlap between TYR and existing Safariland Armor business


66%
17%
7%
75%
22%
8%
5%
International
US LE
Federal
US Military
Cadre Revenue
TYR Revenue

- TYR serves worldwide customer base, including top-tier special ops units, government agencies and militaries
- Long-tenured, high-touch relationships with contracting officers and end customers, supported by strategic facility locations globally

CADRE HOLDINGS
12

13 Q4 FINANCIAL RESULTS

14 • Increased FY net sales, net income and adj. EBITDA y/y • Generated record FY adj. EBITDA for 3rd consecutive year • FY gross margin improved 140 basis points y/y FOURTH QUARTER AND FULL YEAR 2025 HIGHLIGHTS Q4 2025 Q4 2024 FY 2025 FY 2024 NET SALES $167.2M $176.0M $610.3M $567.6M GROSS MARGIN 43.4% 43.9% 42.5% 41.1% NET INCOME $11.7M / $0.27 per diluted share $13.0M / $0.32 per diluted share $44.1M / $1.02 per diluted share $36.1M / $0.90 per diluted share ADJUSTED EBITDA 1 $34.4M $38.5M $111.7M $104.8M ADJUSTED EBITDA MARGIN 1 20.6% 21.9% 18.3% 18.5% 1A non-GAAP financial measure. See slide 24 for definitions and reconciliations to the nearest GAAP measures.

15 2023 2024 2025 2026 $482.5 $85.8 2023 2024 2025 2026 $610.3 $567.6 NET SALES AND ADJUSTED EBITDA NET SALES ($MM) ADJ. EBITDA1 ($MM) FY 2026 Guidance Range $736M to $758M FY 2026 Guidance Range $136M to $141M % CAGR 15.7% % Y/Y GROWTH 22.4% at guidance midpoint % CAGR 17.3% % Y/Y GROWTH 24.0% at guidance midpoint $104.8 $111.7 1A non-GAAP financial measure. See slide 24 for definitions and reconciliations to the nearest GAAP measures.

16 Q4 2025 CAPITAL STRUCTURE December 31, 2025 (in thousands) Cash and cash equivalents $ 122,898 Debt: Revolver $ — Current portion of long-term debt 16,266 Long-term debt 292,829 Capitalized discount/issuance costs (1,842) Total debt, net $ 307,253 Net debt (Total debt net of cash) $ 184,355 Total debt / Adj. EBITDA(1) 2.8x Net debt / Adj. EBITDA(1) 1.7x LTM Adj. EBITDA(1) $ 111,708 1A non-GAAP financial measure. See slide 24 for definitions and reconciliations to the nearest GAAP measures.

17 FY 2026 GUIDANCE NET SALES $736M to $758M ADJ. EBITDA1 $136M to $141M CAPITAL EXPENDITURES $10M to $14M 2026 MANAGEMENT OUTLOOK Attractive end markets and consistent execution driving growth 1A non-GAAP financial measure. See slide 24 for definitions and reconciliations to the nearest GAAP measures. Organic growth assumptions: • Public safety: 3-5% • Nuclear: 3-5% • Unfavorable mix in Alpha Safety driven by US gov re-prioritization of funding • 1% price net of material inflation

18 CONCLUSION Execution in line with strategic objectives Ongoing implementation of Cadre operating model Committed to improving gross and Adj. EBITDA margins Capitalizing on strong macro tailwinds driving demand and visibility for Cadre's mission-critical products Executing on M&A pipeline, building capabilities and gaining exposure to new markets

19 APPENDIX

20 BALANCE SHEET UNAUDITED (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS) December 31, 2025 December 31, 2024 Assets Current assets Cash and cash equivalents $ 122,898 $ 124,933 Restricted cash 2,429 — Accounts receivable, net 110,607 93,523 Inventories 100,263 82,351 Prepaid expenses 14,574 19,027 Other current assets 15,095 7,737 Total current assets 365,866 327,571 Property and equipment, net 78,822 45,243 Operating lease assets 19,778 15,454 Deferred tax assets, net 4,816 4,552 Intangible assets, net 114,984 107,544 Goodwill 181,406 148,157 Other assets 4,359 4,192 Total assets $ 770,031 $ 652,713 Liabilities, Mezzanine Equity and Shareholders' Equity Current liabilities Accounts payable $ 22,325 $ 29,644 Accrued liabilities 61,066 46,413 Income tax payable 4,838 6,693 Current portion of long-term debt 16,266 11,375 Total current liabilities 104,495 94,125 Long-term debt 290,987 211,830 Long-term operating lease liabilities 15,039 10,733 Deferred tax liabilities 30,058 18,758 Other liabilities 11,648 5,752 Total liabilities 452,227 341,198 Mezzanine equity Preferred stock ($0.0001 par value, 10,000,000 shares authorized, no shares issued and outstanding as of December 31, 2025 and December 31, 2024) — — Shareholders' equity Common stock ($0.0001 par value, 190,000,000 shares authorized, 42,160,656 and 40,607,988 shares issued and outstanding as of December 31, 2025 and December 31, 2024, respectively) 4 4 Additional paid-in capital 282,570 306,821 Accumulated other comprehensive income (loss) 460 (1,389) Accumulated earnings 34,770 6,079 Total shareholders’ equity 317,804 311,515 Total liabilities, mezzanine equity and shareholders' equity $ 770,031 $ 652,713

21 UNAUDITED (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS) Three Months Ended December 31, Year Ended December 31 2025 2024 2025 2024 Net sales $ 167,224 $ 175,984 $ 610,308 $ 567,561 Cost of goods sold 94,601 98,797 350,680 334,080 Gross profit 72,623 77,187 259,628 233,481 Operating expenses Selling, general and administrative 50,619 45,046 183,128 158,323 Restructuring and transaction costs 1,456 2,386 7,696 6,007 Related party expense 108 352 1,453 2,390 Total operating expenses 52,183 47,784 192,277 166,720 Operating income 20,440 29,403 67,351 66,761 Other expense Interest expense, net (3,631) (2,191) (12,480) (7,822) Other income (expense), net 856 (4,496) 7,455 (4,721) Total other expense, net (2,775) (6,687) (5,025) (12,543) Income before provision for income taxes 17,665 22,716 62,326 54,218 Provision for income taxes (5,926) (9,733) (18,187) (18,085) Net income $ 11,739 $ 12,983 $ 44,139 $ 36,133 Net income per share: Basic $ 0.28 $ 0.32 $ 1.08 $ 0.90 Diluted $ 0.27 $ 0.32 $ 1.02 $ 0.90 Weighted average shares outstanding: Basic 41,511,999 40,607,988 40,866,776 39,945,982 Diluted 43,296,723 40,977,622 43,432,872 40,332,042 STATEMENT OF OPERATIONS

22 UNAUDITED (IN THOUSANDS) Year Ended December 31, 2025 2024 Cash Flows From Operating Activities: Net income $ 44,139 $ 36,133 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 18,633 16,420 Amortization of original issue discount and debt issue costs 1,321 1,109 Amortization of inventory step-up 1,296 3,858 Deferred income taxes 2,388 (2,064) Stock-based compensation 12,239 8,369 Remeasurement of contingent consideration 1,927 1,185 (Recoveries from) provision for losses on accounts receivable (108) 764 Unrealized foreign exchange transaction (gain) loss (2,356) 1,880 Other loss (gain) 390 496 Changes in operating assets and liabilities, net of impact of acquisitions: Accounts receivable 8,363 (24,902) Inventories (3,617) 10,019 Prepaid expenses and other assets (4,503) (5,866) Accounts payable and other liabilities (16,407) (15,624) Net cash provided by operating activities 63,705 31,777 Cash Flows From Investing Activities: Purchase of property and equipment (6,856) (5,668) Proceeds from disposition of property and equipment 77 55 Business acquisitions, net of cash acquired (89,590) (141,813) Net cash used in investing activities (96,369) (147,426) STATEMENT OF CASH FLOWS

23 UNAUDITED (IN THOUSANDS) Year Ended December 31 2025 2024 Cash Flows From Financing Activities: Proceeds from revolving credit facilities — 5,500 Principal payments on revolving credit facilities — (5,500) Proceeds from term loans 97,500 129,422 Principal payments on term loans (13,823) (43,334) Proceeds from insurance premium financing — — Principal payments on insurance premium financing — (2,187) Payments for debt issuance costs — (3,105) Taxes paid in connection with employee stock transactions (40,227) (5,311) Proceeds from exercise of stock options 3,377 — Proceeds from secondary offering, net of underwriter discounts — 91,776 Deferred offering costs — (683) Dividends distributed (15,448) (13,948) Other 207 37 Net cash provided by (used in) financing activities 31,586 152,667 Effect of foreign exchange rates on cash, cash equivalents and restricted cash 1,472 224 Change in cash, cash equivalents and restricted cash 394 37,242 Cash, cash equivalents and restricted cash, beginning of period 124,933 87,691 Cash, cash equivalents and restricted cash, end of period $ 125,327 $ 124,933 Supplemental Disclosure of Cash Flows Information: Cash paid for income taxes, net $ 24,920 $ 24,207 Cash paid for interest $ 17,842 $ 14,431 Supplemental Disclosure of Non-Cash Investing and Financing Activities: Accruals and accounts payable for capital expenditures $ 139 $ 176 STATEMENT OF CASH FLOWS – CONTINUED

NON-GAAP RECONCILIATION

(IN THOUSANDS)

	Three Months Ended December 31,		Year Ended December 31,	
	2025	2024	2025	2024
Net income	$ 11,739	$ 12,983	$ 44,139	$ 36,133
Add back:				
Depreciation and amortization	4,725	4,095	18,633	16,420
Interest expense, net	3,631	2,191	12,480	7,822
Provision for income taxes	5,926	9,733	18,187	18,085
EBITDA	**$ 26,021**	**$ 29,002**	**$ 93,439**	**$ 78,460**
Add back:				
Restructuring and transaction costs[1]	1,456	2,386	8,696	7,757
Other expense (income), net[2]	(856)	4,496	(7,455)	4,721
Stock-based compensation expense[3]	5,399	2,114	12,239	8,369
Stock-based compensation payroll tax expense[4]	1,474	—	1,566	441
LTIP bonus[5]	—	—	—	49
Amortization of inventory step-up[6]	470	7	1,296	3,858
Contingent consideration expense[7]	438	500	1,927	1,185
Adjusted EBITDA	**$ 34,402**	**$ 38,505**	**$ 111,708**	**$ 104,840**
Adjusted EBITDA margin[8]	**20.6 %**	**21.9 %**	**18.3 %**	**18.5 %**

1. Reflects the "Restructuring and transaction costs" line item on our consolidated statements of operations and comprehensive income, which primarily includes transaction costs composed of legal and consulting fees. In addition, this line item reflects a $1.0 million fee paid to Kanders & Company, Inc. for services related to the acquisition of Zircaloy for the year ended December 31, 2025 and fees of $1.8 million and $0.3 million paid to Kanders & Company, Inc. for services related to the acquisition of Alpha Safety and execution of our debt refinancing, respectively, for the year ended December 31, 2024, which are included in related party expense in the Company's consolidated statements of operations.
2. Reflects the "Other income (expense), net" line item on our condensed consolidated statements of operations and primarily includes transaction gains and losses due to fluctuations in foreign currency exchange rates.
3. Reflects compensation expense related to equity classified stock-based compensation plans.
4. Reflects payroll taxes associated with vested stock-based compensation awards.
5. Reflects the cost of a cash-based long-term incentive plan awarded to employees that vests over three years.
6. Reflects amortization expense related to the step-up inventory adjustment recorded as a result of our recent acquisitions.
7. Reflects contingent consideration expense related to the acquisition of ICOR.
8. Reflects Adjusted EBITDA / Net sales for the relevant periods.

CADRE HOLDINGS

24

25 The Company reports its financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The press release contains the non-GAAP measures: (i) earnings before interest, taxes, other income or expense, depreciation and amortization (“EBITDA”), (ii) Adjusted EBITDA and (iii) Adjusted EBITDA margin. The Company believes the presentation of these non-GAAP measures provides useful information for the understanding of its ongoing operations and enables investors to focus on period- over-period operating performance, and thereby enhances the user’s overall understanding of the Company’s current financial performance relative to past performance and provides, along with the nearest GAAP measures, a baseline for modeling future earnings expectations. Non-GAAP measures are reconciled to comparable GAAP financial measures within this press release. We do not provide a reconciliation of the non-GAAP guidance measure Adjusted EBITDA for the fiscal year 2026 to net income for the fiscal year 2026, the most comparable GAAP financial measure, due to the inherent difficulty of forecasting certain types of expenses and gains, without unreasonable effort, which affect net income but not Adjusted EBITDA. The Company cautions that non-GAAP measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. Additionally, the Company notes that there can be no assurance that the above referenced non-GAAP financial measures are comparable to similarly titled financial measures used by other publicly traded companies. USE OF NON-GAAP MEASURES